UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 13, 2023, Inogen, Inc. (the “Company”) entered into an Assignment and Assumption of Lease Agreement (“Agreement”) with Sonos, Inc. (“Assignee”) whereby the Company will assign and Assignee will assume all of the Company’s rights, duties, obligations under the commercial and industrial building lease for the Company’s headquarters located at 301 Coromar Drive, Goleta, California 93117, by and between the Company and RAF Pacifica Group – Real Estate Fund IV, LLC, APG Hollywood Center, LLC and APG Airport Freeway Center, LLC (collectively, the “Lessor”), dated as of June 19, 2019 and as subsequently amended on June 17, 2021 and June 9, 2023 (collectively, the “Lease”).

The assignment of the Lease will be effective upon the date that is three business days following the last to occur of (i) the date of the Agreement, (ii) Assignee’s receipt of a fully executed consent agreement from Lessor and (iii) Assignee’s receipt of a payment of $395,370.27 from the Company (on or before August 1, 2023), but not later than October 1, 2023 (the “Assignment Date”). The Company is required to deliver the premises to Assignee on the Assignment Date. Assignee’s obligation to pay rent and other fees and costs under the Lease commences on February 1, 2024. The Company expects shortly to enter into a new lease in the Santa Barbara area for relocation of its headquarter offices.

Notwithstanding the Assignment and Assumption of Lease Agreement, as between the Lessor and the Company, the Company will remain liable for lease payments.

The foregoing description of the Assignment and Assumption of Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption of Lease Agreement. The Assignment and Assumption of Lease Agreement is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1	Assignment and Assumption of Lease Agreement dated July 13, 2023 between Inogen, Inc. and Sonos, Inc.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOGEN, INC.

Date:	July 18, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)